UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of report (Date of earliest event reported):
                      November 3, 2005 (November 2, 2005)

                         AMERICAN RETIREMENT CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

           Tennessee                     01-13031                 62-1674303
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 (State or Other Jurisdiction          (Commission            (I.R.S. Employer
       of Incorporation)                File Number)         Identification No.)

         111 Westwood Place, Suite 200
              Brentwood, Tennessee                                    37027
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    (Address of Principal Executive Offices)                       (Zip Code)

                                 (615) 221-2250
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.      Entry into a Material Definitive Agreement

         On November 2, 2005, we completed our acquisition, through a newly-formed joint venture, of eight senior living communities from an affiliate of Epoch Senior Living, Inc. The communities are located in Arizona (2), Colorado, Georgia, Kansas, Minnesota, Nevada and Texas.

         In order to consummate the acquisition, we assigned our rights in the purchase agreement to a joint venture entity owned 20% by us and 80% by a senior housing affiliate of Prudential Real Estate Investors, the real estate investment management business of Prudential Financial. The joint venture acquired the communities for a purchase price of $138,000,000 (subject to customary closing adjustments) plus customary transaction expenses. In addition, the joint venture assumed certain operating obligations of the communities at closing. Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., provided $85 million of five-year term debt financing to the joint venture to fund a portion of the purchase price, with the remainder of the purchase price funded by proportional capital contributions from us and the affiliate of Prudential Real Estate Investors. The debt bears interest at one month LIBOR plus 2% and requires payments of interest only.

         At closing, we also entered into a long-term management agreement pursuant to which we agreed to manage the communities.

Risks Associated with Forward-Looking Statements
------------------------------------------------

         This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws, which are intended to be covered by the safe harbors created thereby. Those forward-looking statements include all statements that are not historical statements of fact and those regarding the intent, belief or expectations of us or our management, including, but not limited to, all statements regarding our expectations concerning the future financial performance of the acquired communities and their effect on our financial performance. All forward-looking statements may be affected by certain risks and uncertainties, including without limitation the following: (i) our ability to successfully integrate the Epoch portfolio into our operations, (ii) the risk that we will be unable to improve our results of operations, increase cash flow and reduce expenses, (iii) the risks associated with adverse market conditions of the senior housing industry and the United States economy in general, (iv) the risk associated with our significant leverage, and (v) the risk factors described in our Annual Report on Form 10-K/A for the year ended December 31, 2004 under the caption "Risk Factors" and in our other filings with the SEC.
         Should one or more of those risks materialize, actual results could differ materially from those forecasted or expected. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of these assumptions could prove to be inaccurate, and therefore, there can be no assurance that the forward-looking statements included in this Form 8-K will prove to be accurate. In light of the significant


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uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that our forecasts, expectations, objectives or plans will be achieved. We undertake no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

Item 7.01.      Regulation FD Disclosure

         On November 3, 2005, we issued a press release describing the foregoing transaction. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01.      Financial Statements and Exhibits

     (d)  Exhibits.

                99.1       Press Release dated November 3, 2005


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         AMERICAN RETIREMENT CORPORATION


                                         By:  /s/  Bryan D. Richardson
                                              ----------------------------------
                                              Bryan D. Richardson
                                              Executive Vice President - Finance
                                              and Chief Financial Officer

Date:  November 3, 2005


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                                  EXHIBIT INDEX


Exhibit
Number                Description
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   99.1               Press Release dated November 3, 2005


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